OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Supplement dated March 18, 2015 to the

Summary Prospectus dated April 30, 2014

This supplement amends the Summary Prospectus of Oppenheimer Global Strategic Income Fund/VA (the “Fund”), each dated April 30, 2014 and is in addition to any other supplement.

Effective March 31, 2015,

1.	The section titled “Portfolio Managers” on page 7 of the Prospectus, is deleted in its entirety and is replaced with the following:

Portfolio Managers. Michael Mata, the lead portfolio manager, has been a Vice President and portfolio manager of the Fund since July 2014. Krishna Memani has been a Vice President and portfolio manager of the Fund since April 2009. Hemant Baijal has been a portfolio manager of the Fund since March 2015.

March 18, 2015	PS0265.022

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Supplement dated July 30, 2014 to the

Summary Prospectus dated April 30, 2014

This supplement amends the Oppenheimer Global Strategic Income Fund/VA (the “Fund”) summary prospectus (the “Summary Prospectus”) dated April 30, 2014 and is in addition to any other supplements.

Effective November 1, 2014:

The section titled “Portfolio Managers” on page 5 is deleted in its entirety and replaced by the following:

Portfolio Managers. Michael Mata, the lead portfolio manager, has been portfolio manager of the Fund since November 2014. Krishna Memani has been a Vice President of the Fund since March 2009 and portfolio manager of the Fund since April 2009. Sara J. Zervos, Ph.D., has been a portfolio manager of the Fund since October 2010 and a Vice President of the Fund since November 2010. Jack Brown, CFA, has been a Vice President and portfolio manager of the Fund since April 2013.

July 30, 2014	PS0265.020

OPPENHEIMER Global Strategic Income Fund/VA A series of Oppenheimer Variable Account Funds Summary Prospectus April 30, 2014
Share Classes:
Non-Service Shares
Service Shares

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/GlobalStrategicIncomeFundVA. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated April 30, 2014, and through page 66 of its most recent Annual Report, dated December 31, 2013, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/GlobalStrategicIncomeFundVA. The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks total return.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. The accompanying prospectus of the participating insurance company provides information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. The fees and expenses of those products are not charged by the Fund and are not reflected in this table. Expenses would be higher if those fees were included.

Shareholder Fees (fees paid directly from your investment)
	Non-Service	Service
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Non-Service	Service
Management Fees[1]	0.57%	0.57%
Distribution and/or Service (12b-1) Fees	None	0.25%
Total Other Expenses	0.17%	0.17%
Other Expenses of the Fund	0.17%	0.17%
Other Expenses of the Subsidiary	0.00%	0.00%
Total Annual Fund Operating Expenses	0.74%	0.99%
Fee Waiver and/or Expense Reimbursement[2]	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.72%	0.97%

1. "Management Fees" reflects the gross management fees paid to the Manager by the Fund during the Fund's most recent fiscal year and the gross management fee of the Subsidiary during the Fund's most recent fiscal year.

2. After discussions with the Fund's Board, the Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in funds managed by the Manager or its affiliates. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:

	1 Year	3 Years	5 Years	10 Years
Non-Service	$74	$235	$411	$920
Service	$99	$315	$548	$1,217

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 107% of the average value of its portfolio.

Principal Investment Strategies. Under normal market conditions, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in debt securities. A debt security is a security representing money borrowed by the issuer that must be repaid, specifying the amount of principal, the interest rate or discount, and the time or times at which payments are due.

The Fund invests mainly in issuers in three market sectors: (1) foreign governments and companies, (2) U.S. government securities, and (3) lower-grade, high-yield securities (commonly referred to as "junk bonds") of U.S. and foreign companies. However, the Fund is not required to invest in all three sectors at all times, and the amount of its assets in each of the three sectors will vary over time. The Fund can invest up to 100% of its assets in any one sector at any time, if the Fund's portfolio managers believe that it offers the best investment opportunity. Under normal market conditions, the Fund will invest a substantial portion of its assets in a number of different countries, including the U.S. The Fund is not required to allocate its investments in any set percentages in any particular countries.

The Fund's foreign investments may include debt securities issued by foreign governments or companies in both developed markets and emerging markets. The Fund has no requirements regarding the range of maturities of the debt securities it can buy or the market capitalization of the issuers of those securities.

The Fund can invest in investment grade or lower-grade, high-yield debt securities. "Investment grade" debt securities are rated in one of the top four rating categories by nationally recognized statistical rating organizations such as Moody's Investors Service or Standard & Poor's. The Fund may also invest in unrated securities, in which case the Fund's Sub-Adviser, OppenheimerFunds, Inc., may internally assign ratings to certain of those securities, after assessing their credit quality, in investment-grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Sub-Adviser's credit analysis is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. The Fund's debt investments typically include:  U.S. and foreign government bonds and notes, collateralized mortgage obligations (CMOs) and other mortgage-related securities, domestic and foreign corporate debt obligations, "structured" notes, "zero coupon" and "stripped" securities, participation interests in loans, investments in loan pools and asset-backed securities. The Fund normally invests a substantial amount of its assets in lower-grade, high-yield debt securities, and can do so without limit.

The Fund may also use certain types of derivative instruments for investment purposes or for hedging, including: options, futures, forward contracts, swaps, certain mortgage-related securities, "structured"notes, and event-linked bonds.

The Fund actively manages foreign currency exposure to seek to reduce risk and enhance return. To do so, the Fund may invest in foreign exchange derivatives, including forwards and options that reference foreign currencies, including currencies of developing and emerging market countries.

The portfolio managers analyze the overall investment opportunities and risks among the three market sectors in which the Fund invests and seek to moderate the special risks of investing in lower-grade, high-yield debt instruments and foreign securities by building a broadly diversified portfolio. The Fund's diversification strategies are intended to help reduce share price volatility while seeking current income. The portfolio managers currently focus on securities offering high current income, securities whose market prices tend to move in different directions (to seek overall portfolio diversification), and relative values among the three market sectors in which the Fund invests. These factors may vary in particular cases and may change over time.

The Fund may sell securities that the portfolio managers believe are no longer favorable based on these factors.

The Fund's holdings may at times differ significantly from the weightings of the indices comprising its reference index (the "Reference Index"). The Fund's Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 40% Citigroup Non-U.S. World Government Bond Index, 30% J.P. Morgan Domestic High Yield Index, and 30% Barclays U.S. Aggregate Bond Index. The Fund is not managed to be invested in the same percentages as those indices comprising the Reference Index.

The Fund has established a Cayman Islands exempted company that is wholly-owned and controlled by the Fund (the "Subsidiary"). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals ("Gold ETFs"). The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Fund's investment in the Subsidiary may vary based on the portfolio managers' use of different types of commodity-linked derivatives, fixed-income securities, Gold ETFs, and other investments. Since the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in this prospectus, the Fund may be considered to be investing indirectly in those investments through its Subsidiary. Therefore, references in this prospectus to investments by the Fund also may be deemed to include the Fund's indirect investments through the Subsidiary.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Debt Securities. Debt securities may be subject to credit risk, interest rate risk, duration risk, prepayment risk, reinvestment risk, extension risk and event risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk."  When interest rates fall, the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. This is referred to as "reinvestment risk". When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Duration risk is the risk that longer-duration debt securities will be more volatile and more likely to decline in price in a rising interest rate environment than shorter-duration debt securities. Event risk is the risk that an issuer could be subject to an event, such as a buyout or debt restructuring, that interferes with its ability to make timely interest and principal payments and cause the value of its debt securities to fall.

Fixed-Income Market Risks. Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns can cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets. A lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Special Risks of Below-Investment-Grade Securities. Below-investment-grade debt securities (also referred to as "junk" bonds), whether rated or unrated, may be subject to greater price fluctuations than investment-grade securities, increased credit risk and a greater risk that the issuer might not be able to pay interest and principal when due, especially during times of weakening economic conditions or rising interest rates. The market for below-investment-grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

     Because the Fund can invest without limit in below-investment-grade securities, the Fund's credit risks are greater than those of funds that buy only investment-grade securities. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund's exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk.

Special Risks of Sovereign Debt. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of such sovereign debt may be collected. A restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, a flight to quality debt instruments, disruptions in common trading markets or unions, reduced liquidity, increased volatility, and heightened financial sector, foreign securities and currency risk, among others.

Main Risks of Mortgage-Related Securities. The Fund can buy interests in pools of residential or commercial mortgages in the form of "pass-through" mortgage securities. They may be issued or guaranteed by the U.S. government, or its agencies and instrumentalities, or by private issuers. Mortgage-related securities issued by private issuers are not U.S. government securities, and are subject to greater credit risks than mortgage-related securities that are U.S. government securities. Private-issuer mortgage-backed securities are also subject to interest rate risk, and the market for private-issuer mortgage-backed securities may be volatile at times and may be less liquid than the markets for other types of securities. In addition, a substantial portion of the Fund's assets may be subject to "forward roll" transactions (also referred to as "mortgage dollar rolls") at any given time, which subject the Fund to the risk that market value of the mortgage-related securities involved might decline, and that the counterparty might default in its obligations.

Sector Allocation Risk. In allocating investments among its three principal market sectors, the Fund seeks to take advantage of the potential lack of performance correlation between those sectors. There is the risk that the evaluations regarding the sectors' relative performance may be incorrect and those sectors may all perform in a similar manner under certain market conditions.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

Foreign Currency Risk. Fluctuations in foreign currency values will result in fluctuations in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls.

The portfolio manager's selection of foreign currency denominated investments may not perform as expected. Currency derivative investments may be particularly volatile and subject to greater risks than other types of foreign-currency denominated investments.

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries and those countries are more likely to experience instability resulting from rapid changes or developments in social, political and economic conditions. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Eurozone Investment Risks. The European Union (EU) is an economic and political union of most western European countries and a growing number of eastern European countries, each known as a member state. One of the key mandates of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established the Economic and Monetary Union (EMU), which sets out different stages and commitments that member states need to follow to achieve greater economic and monetary policy coordination, including the adoption of a single currency, the euro. Many member states have adopted the euro as their currency and, as a result, are subject to the monetary policies of the European Central Bank (ECB).

The global economic crisis that began in 2008 has caused severe financial difficulties for many EU countries, pushing some EU countries to the brink of insolvency and causing others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. Recovery from the crisis has been challenged by high unemployment and budget deficits as well as by weaknesses in sovereign debt issued by Greece, Spain, Portugal, the Republic of Ireland, Italy and other EU countries. The sovereign debt of several of these countries was downgraded in 2012 and many remain subject to further downgrades, which may have a negative effect on European and non-European banks that have significant exposure to sovereign debt. Since 2010, several countries, including Greece, Italy, Spain, the Republic of Ireland and Portugal, agreed to multi-year bailout loans from the ECB, the International Monetary Fund, and other institutions. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms. In the wake of the crisis, EU countries will need to make economic and political decisions in order to restore economies to sustainable growth. While a number of initiatives have been instituted to strengthen regulation and supervision of financial markets in the EU, greater regulation is expected but the exact nature and effect of this regulation is still unknown.

Some EU countries may continue to be dependent on assistance from the ECB, the International Monetary Fund, or other governments and institutions. Such assistance could depend on a country's implementation of reforms or attainment of a certain level of performance. Failure by one or more EU countries to reach those objectives or an insufficient level of assistance could result in a deeper or prolonged economic downturn, which could have a significant adverse effect on the value of investments in European countries. By adopting the euro, a member country relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU and may be limited to some degree from implementing their own economic policies. The euro may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.

Additionally, it is possible that EMU member countries could voluntarily abandon the euro or involuntarily be forced out of the euro, including by way of a partial or complete dissolution of the monetary union. The effects of such outcomes on the rest of the Eurozone and global markets as a whole are unpredictable, but are likely to be negative, including adversely impacted market values of Eurozone and various other securities and currencies, redenomination of certain securities into less valuable local currencies, and more volatile and illiquid markets. Under such circumstances, investments denominated in euros or replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired and the value of euro-denominated investments may decline significantly and unpredictably.

Main Risks of Derivative Investments. Derivatives may involve significant risks. Derivatives may be more volatile than other types of investments, may require the payment of premiums, may increase portfolio turnover, may be illiquid, and may not perform as expected. Derivatives are subject to counterparty risk and the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful. In addition, under new rules enacted and currently being implemented under financial reform legislation, certain over-the-counter derivatives are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction with a clearinghouse may entail further risks and costs.

Main Risks of Commodity-Linked Investments. Commodity-linked investments are considered speculative and have substantial risks, including the risk of loss of a significant portion of their principal value. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods due to a variety of factors, including for example agricultural, economic and regulatory developments. These risks may make commodity-linked investments more volatile than other types of investments.

Main Risks Of Investments In The Fund's Wholly-Owned Subsidiary. The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to its investor protections (except as otherwise noted in this prospectus). As an investor in the Subsidiary, the Fund does not have all of the protections offered to investors by the Investment Company Act of 1940. However, the Subsidiary is wholly-owned and controlled by the Fund and managed by the Manager and the Sub-Adviser. Therefore, the Fund's ownership and control of the Subsidiary make it unlikely that the Subsidiary would take actions contrary to the interests of the Fund or its shareholders.

Changes in the laws of the Cayman Islands (where the Subsidiary is organized) could prevent the Subsidiary from operating as described in this prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on exempted companies like the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require such entities to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and other investment plans offered through insurance company separate accounts of participating insurance companies. The Fund is designed primarily for investors seeking total return from a fund that invests in a variety of domestic and foreign debt securities, including government and lower-grade debt securities. Those investors should be willing to assume the greater risks of short-term share price fluctuations and the special credit risks that are typical for a fund that invests mainly in lower-grade fixed-income securities and foreign securities. The Fund is not designed for investors needing an assured level of current income. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Non-Service Shares performance from year to year and by showing how the Fund's average annual returns for the periods of time shown in the table, compare with those of broad measures of market performance and those of the Reference Index, which has characteristics of those markets in which the Fund can invest. Charges imposed by the insurance accounts that invest in the Fund are not included and the returns would be lower if they were. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/GlobalStrategicIncomeFundVA

During the period shown, the highest return before taxes for a calendar quarter was 10.00% (2nd Qtr 09) and the lowest return before taxes for a calendar quarter was -9.84% (4th Qtr 08).

The following table shows the average annual total returns before taxes for each class of the Fund's shares.

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	5 Years	10 Years
Non-Service Shares (inception 05-03-93)	(0.13%)	9.33%	5.83%
Service Shares (inception 03-19-01)	(0.37%)	9.05%	5.58%
Barclays U.S. Aggregate Bond Index	(2.02%)	5.89%	4.29%
(reflects no deductions for fees, expenses or taxes)
Citigroup World Government Bond Index	(4.00%)	2.28%	4.15%
(reflects no deductions for fees, expenses or taxes)
Citigroup Non U.S. World Government Bond Index	(4.56%)	2.27%	4.10%
(reflects no deductions for fees, expenses or taxes)
JP Morgan Domestic High Yield Index	8.22%	19.37%	8.77%
(reflects no deductions for fees, expenses or taxes)
Reference Index	1.07%	3.08%	3.45%
(reflects no deductions for fees, expenses or taxes)

Investment Adviser. OFI Global Asset Management, Inc. (the "Manager") is the Fund's investment adviser.  OppenheimerFunds, Inc. (the "Sub-Adviser") is its sub-adviser.

Portfolio Managers. Arthur P. Steinmetz, the lead portfolio manager, has been a Vice President and portfolio manager of the Fund since May 1993. Krishna Memani has been a Vice President of the Fund since March 2009 and portfolio manager of the Fund since April 2009. Sara J. Zervos, PhD, has been a portfolio manager of the Fund since October 2010 and a Vice President of the Fund since November 2010. Jack Brown, CFA, has been a Vice President and portfolio manager of the Fund since April 2013.
     Effective June 30, 2014, Arthur P. Steinmetz will no longer be a portfolio manager and Vice President of the Fund.  Krishna Memani, Sara Zervos, and Jack Brown will remain portfolio managers of the Fund.

Purchase and Sale of Fund Shares. Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. The accompanying prospectus of the participating insurance company provides information about how to select the Fund as an investment option.

Taxes. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends and capital gains distributions will be taxable to the participating insurance company, if at all. However, those payments may affect the tax basis of certain types of distributions from those accounts. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and Other Financial Intermediaries. The Fund, the Sub-Adviser, or their related companies may make payments to financial intermediaries, including to insurance companies that offer shares of the Fund as an investment option. These payments for the sale of Fund shares and related services may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer Global Strategic Income Fund/VA

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/GlobalStrategicIncomeFundVA. You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.988.8287
By Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For courier or express mail requests: OppenheimerFunds Services 12100 East Iliff Avenue, Suite 300 Aurora, Colorado 80014
On the Internet:	You can read or download the Fund's Statement of Additional Information, Annual and Semi-Annual Reports, on the OppenheimerFunds website at: www.oppenheimerfunds.com
PR0265.001.0414